SANGUINE CORPORATION

       Private Placement Offering of up to 10,000,000 Units
           ___________________________________________

Each Unit consisting of two shares of the Company's Common Stock and one
             Redeemable Common Stock Purchase Warrant

                       QUALIFIED PURCHASER
                          QUESTIONNAIRE



                    SIGNATURE REQUIRED ON PAGE 22

            CONFIDENTIAL QUALIFIED PURCHASER QUESTIONNAIRE

        THIS QUESTIONNAIRE IS TO BE COMPLETED BY EACH PERSON WHO DESIRES TO PURCHASE UNITS OF SANGUINE CORPORATION (THE "COMPANY"), IN CONNECTION WITH THE PROPOSED PRIVATE PLACEMENT OF A MINIMUM OF 4,000,000 UNITS AND A MAXIMUM OF 10,000,000 UNITS (THE "OFFERING"). THIS MATERIAL DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THIS OFFERING WILL BE MADE SOLELY PURSUANT TO THE TERMS AND CONDITIONS OF THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED MAY 18, 2000 (THE "MEMORANDUM") AND THE SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") WHICH CONTAIN MATERIAL INFORMATION REQUIRED TO BE REVIEWED IN CONNECTION WITH ANY INVESTMENT DECISION.

        The Units of Sanguine Corporation, a company as described in the Memorandum dated May 18, 2000, are being offered without registration under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state or any other jurisdiction, in reliance on the exemption contained in
Section 4(2) of the Act and Regulation D promulgated thereunder and on similar exemptions under applicable state laws. Under Regulation D of the Act and/or certain state laws, the Company is required to determine that an individual, or an individual together with a "purchaser representative" or each individual equity owner of an "investing entity" meets certain suitability requirements before selling Units to such individual or entity. You understand that the Company will rely upon the following information to determine whether you meet such suitability requirements. THE COMPANY WILL NOT SELL UNITS TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A QUESTIONNAIRE. IN THE CASE OF AN INVESTOR THAT IS A PARTNERSHIP, TRUST, CORPORATION OR OTHER ENTITY, AN AUTHORIZED OFFICER, OR GENERAL PARTNER OR EACH EQUITY OWNER OR BENEFICIARY, AS APPLICABLE, MUST COMPLETE A QUESTIONNAIRE.

This questionnaire is merely a request for information and does not constitute an offer to sell or a solicitation of an offer to buy Units or any other security of the Company. No sale will occur prior to the acceptance of any subscription by the Company. Investors should also understand that they may be required to furnish additional information to the Company.

                             INSTRUCTIONS

     The Units are being offered by the Company. The purpose of this Questionnaire is to determine whether you meet certain standards, because the Units will not be registered under the Act and will be sold only to persons who are "Accredited Investors," as that term is defined in Rule 501 (a) of Regulation D, promulgated under the Act. The Units are referred to collectively herein as the "Securities."

   Your answers will be kept confidential. At all times, however, you hereby agree that the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and the sale of Units to you will not result in violations of federal or state securities laws which are being relied upon by the Company in connection with the offer and sale thereof and as otherwise required by law or any regulatory authority.

   Please type or clearly print your answers, and state "none or "not applicable" when appropriate. Please complete Section A and each other section
you are requested to complete in Question A3.   If there is insufficient space
for any of your answers, please attach additional pages. If the Units are to be owned by more than one individual or by a corporation or partnership, you may need extra copies of this Questionnaire. You may use photocopies or request extra copies from the Company.

   A completed, signed and dated Questionnaire should be delivered to Mr. Roger Bendelac at Laidlaw Global Securities, Inc., 100 Park Avenue, New York, New York 10017. Please contact your lawyer, accountant or the Company (telephone 626-405-0079 Attn: Dr. Thomas Drees, CEO) with any questions.

SECTION A:   SUBSCRIBER INFORMATION

A1.     Name(s) of Subscriber(s):          ___________________________________

                            ___________________________________

                            ___________________________________

A2.     Principal Amount of Units
   Subscribed for:               $_____________
   (Minimum Subscription
    is $250,000)

A3.     Manner of Ownership of Securities.

_____  One Individual            Please complete Section A, B and C.

_____  Husband and Wife
   Tenants by the Entirety       Please have one spouse  complete Sections A,
                                 B and  C.  Please have both spouses complete
                                 Section C.

_____ Tenants in Common          Please have each individual separately
                                 complete Sections A, B and C.

_____ Joint Tenants with Right   Please have each individual  separately
                                 complete Sections
   Right of Survivorship         A, B and C.
   Two or more Individuals
   (but not husband and wife)

_____  Corporate Ownership       Please complete Section A, B, D and, if
                                 applicable, E and F for the corporation. If the corporation does not qualify as an "accredited investor" on its own, please have each person who owns an equity interest in the corporation separately complete Sections
                                 B and, if applicable, C, D, E and F.

_____  Partnership Ownership     Please complete Sections A, B and D, and have
                                 each general partner and limited partner separately complete Sections B, C, D, E and F, if applicable.

_____  Trust Ownership           Please complete Sections A, B and F,  if
                                 applicable, and  have  each beneficiary and
                                 trustee of   the   trust separately complete
                                 Sections B,  C,  D,  E  and  F,  if
                                 applicable.


   NASD Affiliation. Please state whether you or any of your associates or affiliates (which includes your spouse, in-laws and children or parents): (i) are a member or a person associated (including as an employee, officer, director, partner) with a member of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) are an owner of stock or other securities of an NASD member, (iii) has made a subordinated loan to any NASD member, or (iv) or a relative or member of the same household of any person meeting the description set forth in clauses (i) through (iii) above.

             _______                       _______
             Yes                           No

If you marked yes above, please briefly describe the NASD relationship below:




SECTION B:   ACCREDITED INVESTOR STATUS

B1. Please check one or more of the following definitions of "accredited investor," if any, which applies to you. If none of the following applies to you, please leave a blank.


_____  (a)   A Bank as defined in Section 3 (a) (2) of the Act, or any savings and  loan  association  or  other institution as defined in
             Section 3 (a) (5) (A) of the Act whether acting in its individual or fiduciary capacity;

_____  (b)   Any broker or dealer registered pursuant to Section 15 of the
             Securities Exchange Act of 1934 (the "Exchange Act");

______ (c)   An insurance company as defined in Section 2(13) of the Act;

______ (d)   Investment company registered under the Investment Company Act of
             1940  or a business development company as defined in Section
             2(a)(48) of that act;

______ (e)   Small Business Investment Company licensed by the U.S. Small
             Business Administration under Section 301(c) or (d) of the Small
             Business Investment Act of 1958;

______ (f)   Plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

______ (g)   Any employee benefit plan within the meaning of Title I of the
             Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor; or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

______ (h)   A Private Business Development Company as defined in Section
             202(a)(22) of the Investment Advisers Act of 1940.

______ (i)   An organization described in Section 501(c) (3) of the  Internal
             Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

______ (j)   A natural person whose individual net worth,* or joint net worth with that person's spouse, at the time of purchase exceeds
             $1,000,000.

______ (k)   A natural person who had an individual income** in excess of
             $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

______ (l)   A trust,  with  total  assets  in  excess  of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2) (ii) of Regulation D.

______ (m)   Any entity in which all of the equity owners are Accredited
             Investors.


* For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).

** For purposes hereof the term "income" is not limited to "adjusted gross income" as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing "adjusted gross income." For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of "income" for purposes hereof. For investors who are self-employed, "income" is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

SECTION C:   INDIVIDUAL INFORMATION

C1.     General Information

   Name:_______________________________________________________

   Age:_______________ Social Security Number:_____________________

   Marital Status:__________ Spouse's Name:_________________________

If the Securities are to be owned by two or more individuals (not husband and wife), are you related to any other co-owner(s)?

             _______                       _______
             Yes                           No

   If Yes, please explain the relationship(s):


C2.     Principal Residence

   Address:  ________________________________________________
             Number         Street


             City           State               Zip Code

   Mailing Address (if other than Principal Residence above):

                       ________________________________________________
             Number         Street


             City           State               Zip Code

   Telephone Number:  (     )

   Facsimile Number:   (     )

C3.     Current Employment or Business Activity:

   Company Name:_____________________________________________

   Address:____________________________________________________
             Number              Street



             City           State               Zip Code

   Telephone Number:  (    )

   Principal Business:________________________________________

   Position and Title: ________________________________________

   Description of Duties and Responsibilities



   Length of Time in Present Position:__________________________

   Is the company publicly owned?:    Yes_______    No_______

C4. Education: Please describe your business or professional education or training, listing any schools you have attended and degrees you have received.

                                           Degrees
Dates                  School                   Major     (if any)





C5. Prior Employment or Business Activity: Please describe your prior employment or principal business activities during the last five years, providing all information requested below.

                                                          Description of
             Company Name Principal Position                Duties and
Dates             address of Business  & Title            Responsibilities


C6. Net worth, inclusive of the net worth of your spouse and the value of your principal residence, furnishings therein and personal automobile and other assets (IT IS IMPORTANT THAT YOU CHECK THE HIGHEST APPLICABLE AMOUNT)exclusive of any liabilities:

   (   ) below $249,999
   (   ) $250,000 to $349,999         (   ) $350,000 to $699,999
   (   ) $700,000 to $799,999         (   ) $800,000 to $1,000,000
   (   ) $1,000,000 to $1,249,999     (   ) over $1,250,000


C7. Net worth: Your net worth, inclusive of the net worth of your spouse and excluding the value of your principal residence, furnishings therein and personal automobiles and exclusive of any liabilities:

   (   ) below $249,999
   (   ) $250,000 to $349,999         (   ) $350,000 to $699,999
   (   ) $700,000 to $799,999         (   ) $800,000 to $1,000,000
   (   ) $1,000,000 to $1,249,999     (   ) over $1,250,000

C8. Indicate (a) your individual income from all sources for the calendar years 1998 and 1999 and estimated income for 2000 or (b) your joint income with your spouse from all sources for the calendar years 1998 and 1999 and estimated income for 2000 (it is important that you check the highest applicable amount):

   (a)  individual income:

        $200,000       $300,000       $400,000       $500,000
            to                 to                    to                and
        $299,000       $399,000       $499,000        over


   1998      ________       ________       ________       _________

   1999      ________       ________       ________       _________

   2000      ________       ________       ________       _________

   (b)  joint income:

        $200,000       $300,000       $400,000       $500,000
            to                   to                  to                    and
        $299,000       $399,000       $499,000        over


   1998      _______        ________       ________       ________

   1999      _______        ________       ________       ________

   2000      _______        ________       ________       ________


C9.     (a)  Was some portion of your income during your last taxable year taxed at the highest rate for federal income tax purposes?

             _______        _______        ___________________
             Yes            No             Foreign Citizen

   (b) Do you anticipate that some portion of your income during your current taxable year will be taxed at the highest rate for federal income tax purposes?

             _______        _______        ___________________
             Yes            No             Foreign Citizen

C10.    Investment experience:

   (a)  The frequency with which you invest in marketable securities is:

        (   ) often    (   ) occasionally   (   ) never

   (b) The frequency with which you invest in unmarketable securities (such as private placement offerings) is:

        (   ) often    (   ) occasionally   (   ) never

   (c) Have you previously participated in private placement offerings in the last 5 years?

             _______                       _______
             Yes                           No

   (d) If you answered "yes" to (c) above state the private placements in which you participated in the last 5 years.

                       Amount              Name of
        Year           Invested            Entity

        19_____        $________


        19_____        $________


        19_____        $________



C11. Have you ever filed for or been involved in personal bankruptcy or similar proceedings?

             _______                       _______
             Yes                           No

C12.    (a)  Do you have sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks associated with investing in the Company?

             _______                       _______
             Yes                           No


   ANSWER QUESTION C12B ONLY IF THE ANSWER TO QUESTION 12A WAS "NO."

   (b) If the answer to Question C12(a) was "NO," do you have a financial or investment adviser (a) that is acting in the capacity as a purchaser representative and (b)who has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?


             Yes                           No

        If you have a financial or investment adviser(s), please identify each such person and indicate HIS OR HER business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Purchaser Representative Questionnaire which will be supplied at your request).

   (c) Have you been afforded an opportunity to investigate the Company and review relevant factors and documents pertaining to the officers, directors and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?


             Yes                           No

   (d) Do you understand the nature of an investment in the Company and the risk associated with such an investment?


             Yes                           No

   (e) Do you understand that there is no guarantee of any financial return on this investment.


             Yes                           No

   (f)  Do you understand that this investment is not liquid?


             Yes                           No

   (g) Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?


             Yes                           No

   (h) Are you aware of the Company's business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire Units?


             Yes                           No

   (i) Do you have a "pre-existing relationship" with the company or any of its officers, directors or controlling person?


             Yes                           No

        (For purposes hereof, "Pre-existing relationship" means any relationship consisting of person or business contacts of a nature and duration such as would enable a reasonable prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relations exists.)

        If so, please name the individual or other person with whom you have a pre-existing relationship and describe the relationship:





SECTION D:   CORPORATE OFFEREES OR PARTNERSHIP OFFEREES

Dl.     General Information

   Legal name of Corporation or Partnership






   Fictitious name (d/b/a):








   State of Incorporation:_______________________________________________

   Date of Incorporation:_______________________________________________

   If Partnership, type:         ______ General ______ Limited

   Federal I.D. Number:_______________________________________________



   Fiscal Year Ends:__________________________________________________

   Number of Equity Owners:__________________________________________

   Name and Title of Authorized Person Executing Questionnaire:





D2.     Business Address:__________________________________________________





   If Partnership, type:         ______ General ______ Limited

   Mailing Address (if different):







   Telephone Number:  (    )                     Facsimile Number:   (    )



D3.     Name of Primary Bank:_____________________________________________

   Address:_________________________________________________________

   Telephone Number: (    )

   Account Type and Number:_____________________________________

   Person Familiar with your Account:______________________________

   Was the corporation or partnership formed for the specific purpose of purchasing securities?


             Yes                           No

   Check if applicable to the corporation:

             Subchapter S________       Professional________

D4.     The undersigned represents and warrants as follows:

   (a) The corporation or partnership, as the case may be, has been duly organized (if a partnership) is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement;

   (b) (i) The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Securities and the advisers, if any, of the corporation or the partnership, as the case may be, in connection with such consideration are named below in this Questionnaire, and such officers and advisors or partners, if any, were duly authorized to act for the corporation or the partnership in reviewing such investment;

                  (ii) The names and positions of the officers or partners, of the undersigned who, on its behalf, have reviewed the purchase of the Securities are as follows:


                  (iii) In evaluating the merits and risks of the purchase  of the Securities, the corporation or the partnership, as the case may be, intends to rely upon the advice of, or will consult with, the following persons:




   (c) The officers of the corporation (if not Accredited Investors) or the partners of the partnership who, on its behalf, have considered the purchase of the Securities and the advisors, if any, of the corporation or the partnership who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such offering(s), partner(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of the purchase of Securities and of making an informed investment decision;

   (d) Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its personal liability with respect to the investment and the operation thereof;

   (e) The total assets of the corporation or the partnership are in excess of $_______________

   (f) The corporation or the partnership has had, during each of the past two years, gross income from all sources of at least $_______________ and $___________________ respectively;

   (g) The undersigned expects the corporation or the partnership to have during the current and the next tax year, gross income from all sources of at least $______ and

   (h) The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any question hereunder;

   (i)       Indicate the following if a partnership subscriber:

             3.   The date the partnership was formed and state of formation:







             (2)  The names of each partner in the partnership:

SECTION E:    TRUST OFFEREES

E1.     General Information

   Legal Name:


   State of Formation:


   Date of Formation:


   Federal I.D. Number:                           Fiscal Year Ends:


   Number of Beneficiaries:


   Principal Purpose:


   Was the trust formed for the specific purpose of purchasing Shares?

             ______                        ______
             Yes                           No

E2.     Business Address:





   Telephone Number:  (    )

   Facsimile Number:   (    )

   Mailing Address:




E3.     Authorization: If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust's organizational documents and a properly certified copy of the resolutions adopted by the trust's board of directors authorizing the trust to purchase Shares and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase Shares. In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase Shares and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for an purchase Shares.

Name of Trustee Authorized and Executing Questionnaire:




E4.     Name of Primary Bank:


   Address:





   Telephone Number:   (     )

   Facsimile Number:    (     )

   Account Type and Number:


   Person Familiar with your Account:

SECTION F:   QUALIFIED PENSION PLAN ("PLAN") OFFEREES

F1.     Please check one:


____________ a.   The Plan requires the investment of each beneficiary or
                  participant to be held in a segregated account and the Plan allows each beneficiary or participant to make his own investment decisions and, the decision to purchase the Note(s) has been made by the beneficiary or the participant and such beneficiary or participant is an Accredited
                  Investor (Please have each such beneficiary or participant execute a separate Questionnaire).

                            OR

____________ b.   The investment decisions made for the Plan are made by a
                  plan fiduciary, whether a bank, an insurance company, or a registered investment advisor.

                            OR

____________ c.   The Plan has total assets exceeding $5,000,000.

F2.  General Information

   Legal Name:______________________________________________________

   State of Formation:_________________________________________________

   Date of Formation:_________________________________________________

   Federal I.D. Number:______________ Fiscal Year Ends:__________________

   Number of Beneficiaries:_____________________________________________

   Principal Purpose:__________________________________________________

F3.     Business Address:__________________________________________________

   Telephone Number: (____) ________________

   Facsimile Number: (____) _________________

   Mailing Address:__________________________________________________


F4.     Authorization: If the investment decision is being made by a beneficiary or participant of a Plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions. In all other cases, please attach a properly certified copy of the resolutions adopted by the trustees of the Plan trust authorizing the Plan to purchase Shares and authorizing the fiduciary named below to execute on behalf of the Plan all relevant documents necessary to subscribe for and purchase Shares.

   Name of Trustee Authorized and Executing Questionnaire:

   ____________________________________________________________


F5.     Name of Primary Bank:________________________________________

   Address:____________________________________________________




   Telephone Number: (____) _______________

   Account Type and Number:___________________________________

   Person Familiar with your Account:_____________________________


REPRESENTATIONS AND WARRANTIES BY ALL INVESTORS

   By signing this Questionnaire, the undersigned hereby confirms the following statements:

   (a) I have read the Memorandum and Subscription Agreement and other accompanying documents of the Company.

   (b) I am aware that the offering of Units involves securities for which no market exists, thereby requiring any investment to be maintained for an indefinite period of time.

   (c) I acknowledge that any delivery to me of the Memorandum relating to the Units prior to the determination by the Company of my suitability as an investor shall not constitute an offer of Units until such determination of suitability shall be made, and I agree that I shall promptly return the Memorandum and the other Offering Documents (as defined in the Subscription Agreement) to the Company upon request.

   (d) My answers to the foregoing questions are true and complete to the best of my information and belief and I will promptly notify the Company of any changes in the information I have provided.

   (e) I also understand and agree that, although the Company and the Placement Agent will use their respective best efforts to keep the information provided in answers to this Questionnaire strictly confidential, the Company and the Placement Agent or their respective counsel may present this Questionnaire and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company, the Placement Agent or their respective affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority.

   (f) I realize that this Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy Units or any other security of the Company but is merely a request for information.

   (g) I understand that the Units are being offered without registration under the Securities Act in reliance upon the private offering exemption contained therein, and that such reliance is based in part on the information herein supplied. For the foregoing reasons and to induce the Company to issue and deliver the Securities to me, I represent and warrant that the information stated herein is true, accurate and complete, and I agree to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete.

   (h) The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this questionnaire on behalf of such entity.

   (i) The undersigned is able to bear the economic risk of the investment and can afford a complete loss of such investment


Dated: ____________, 2000                  FOR INDIVIDUALS:

                         (including Purchaser Representative)




                                 (Print Name)





                                 (Signature)


Dated: ___________, 2000
                                 FOR INDIVIDUALS:
                                 (including Purchaser Representative)





                                 (Print Name)





                                 (Signature)

Dated: ___________, 2000
                                 FOR CORPORATIONS:





                                 Name of Company





                                 Executive Officer of Company






                                 Signature of Officer

Dated: _____________ , 2000           FOR PARTNERSHIPS:





                                 Name of Partnership





                                 Name of Authorized Partner





                                 Signature of Authorized Partner


Dated: ______________, 2000

                                 FOR TRUSTS:





                                 Name of Trust





                                 Name of Authorized Trustee





                                 Signature of Authorized Trustee